CYPRESS SHARPRIDGE
Investments, Inc.

J | M | P
SECURITIES

Investment Outlook May, 2011 JMP Securities Research Conference May 9, 2011 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the
Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Agency Residential Mortgage Backed Securities
Currently financing lines with 32 lenders
Swap agreements with 16 counterparties
Company intends to distribute all or substantially all of its REIT taxable income
Scaled Management Fee: 1.0% to 1.5%
No Incentive Fee
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Target Assets
Objective
Senior Management
Focus on Cost
Efficiency
Ample Financing
Sources
Dividend Policy
A Real Estate Investment Trust formed in January 2006

5.00
4.00
3.00
2.00
1.00
0.00
1/14/2005
4/14/2005
7/14/2005
10/14/2005
1/14/2006
4/14/2006
7/14/2006
10/14/2006
1/14/2007
4/14/2007
7/14/2007
10/14/2007
1/14/2008
4/14/2008
7/14/2008
10/14/2008
1/14/2009
4/14/2009
7/14/2009
10/14/2009
1/14/2010
4/14/2010
7/14/2010
10/14/2010
1/14/2011
4/14/2011

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
1/21/2005
4/21/2005
7/21/2005
10/21/2005
1/21/2006
4/21/2006
7/21/2006
10/21/2006
1/21/2007
4/21/2007
7/21/2007
10/21/2007
1/21/2008
4/21/2008
7/21/2008
10/21/2008
1/21/2009
4/21/2009
7/21/2009
10/21/2009
1/21/2010
4/21/2010
7/21/2010
10/21/2010
1/21/2011
4/21/2011

Attractive Environment Likely to Persist
Steep Curve
Creates significant positive carry
Very Low Cost of financing
Significant ROE
Hedge flexibility very important
Fed still fighting deflation
Source:   Bloomberg.
(1) As of May 6, 2011
Mortgage Yields Currently Attractive
Par-Priced 5/1 hybrid rates now 3.06%
(1)
30 Year fixed rates now 4.14%
(1)
15 Year fixed rates now 3.35%
(1)
Hedging rates historically low
May 6, 2011
May 6, 2011
5/1 Hybrid Net Interest Margin: 1/05 – 5/11
5 Year Swap vs. 1 Month LIBOR: 1/05 – 5/11

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
01/14/05
03/14/05
05/14/05
07/14/05
09/14/05
11/14/05
01/14/06
03/14/06
05/14/06
07/14/06
09/14/06
11/14/06
01/14/07
03/14/07
05/14/07
07/14/07
09/14/07
11/14/07
01/14/08
03/14/08
05/14/08
07/14/08
09/14/08
11/14/08
01/14/09
03/14/09
05/14/09
07/14/09
09/14/09
11/14/09
01/14/10
03/14/10
05/14/10
07/14/10
09/14/10
11/14/10
01/14/11
03/14/11
05/14/11

Wide Spreads Create Good Environment
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 5/1 Hybrids Index – 50/50 3-Year Swaps/LIBOR, and (ii) 5/1 Hybrids Index – 1-Month LIBOR Index.
5/1 Hybrids Hedged with Swaps: 1/05 – 5/11
CYS
Investment
Strategy
Simple ‘Carry
Trade’: Borrow
Short/Lend
Long
May 6, 2011
Hedged Hybrids (i) Unhedged Hybrids (ii)

10 Year Treasury Note Auctions
11/98 – 4/11
Treasury Auction Volume
2 Year Treasury Note Auctions
2/00 – 4/11
3 Year Treasury Note Auctions
10/00 – 4/11
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/00 – 4/11
7 Year Treasury Note Auctions
2/00 – 4/11
30 Year Treasury Note Auctions
2/00– 4/11

Hawkish Dovish Neutral
Hoenig
Bullard
Plosser
Fisher
Lacker
Duke
Tarullo Dudley
Pianalto
Kohn
Kocherlakota
Lockhart
Evans
Pianalto
Yellen
Rosengren
Raskin
Bernanke
Obama
Nominee
Governors
2010 Voters
2011 Voters
2012 Voters
Sources: Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve
Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Diamond
Williams
Fed Board has Become More Dovish

Hawkish Dovish Neutral
Other Central Banks are Waging the Inflation War
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan
Trichet
EU (Outgoing)
Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU (Incoming)
Tombini
Brazil
Subbarao
India
(Outgoing)
Consequences: US Rates Likely To Be Lower For Longer

115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
106,000
2000
2002
2004
2006
2008
2010
2012

700,000
600,000
500,000
400,000
300,000
200,000
100,000
0

6
4
2
0
-2
05
06
07
08
09
10

11
10
9
8
7
6
5
4
3
2
1940
1950
1960
1970
1980
1990
2000
2010
2020

80
76
72
68
64
06
07
08
09
10

4.5
4.0
3.5
3.0
2.5
2.0
1.5
06
07
08
09
10

8 Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas
U.S. Retail Gasoline Price: Regular Grade
2006 – Present
%
Capacity Utilization: Manufacturing
2006 – Present
%
Unemployment Rate
1940-present
%
Economic Recovery Below Normal Pace
CPI-U All Items (Less Food and Energy)
2004 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2000-present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
1990 – Present

GRAB
Mtge FIT
Find Security
1) Markets
2) Workflow
3) Setup
4) Strategy
FN15
FIT > TBA
12:17
3.0
May 99-10 / 11 1 - 1 - 02
Jun 99-00 / 01 1 - 1 - 01+
Jul 98-21 / 22 1 - 1 - 02
May/Jun 10 / 10¼ 1 - 1 - 00⅜
Jun/Jul 10+ / 11 1 - 1 --
101-23 / 24 - 01
101-13+ / 14+ - 01+
101-03+ / 04+ - 01
09 / 09¼ --
10⅜ / 10⅝ + 00⅛
4.0
May 103-27+ / 28+ 2 - 1 - 02+
Jun 103-17+ / 18+ 2 - 1 - 03
Jul 103-06+ / 07+ 2 - 2 - 03
May/Jun 09⅞ / 10⅛ 2 - 2 + 00⅛
Jun/Jul 11 / 11¼ 2 - 1 --
4.5
May 105-19 / 20 2 - 1 - 03
Jun 105-09+ / 10+ 2 - 1 - 03
Jul 104-30+ / 31+ 1 - 1 - 02+
May/Jun 09⅜ / 09⅞ 2 - 2 + 00¼
Jun/Jul 11⅜ / 11⅝ 1 - 1 + 00+
May / 27+ 1 - 1 - 01+
Jun 106-21 / 22 1 - 1 - 02
Jul 106-13+ / 15 1 - 1 - 02+
May/Jun 05⅜ / 05⅝ 1 - 2 + 00⅜
Jun/Jul 07¼ / 07+ 1 - 2 --
5.5
May 108-16 / 17 1 - 1 + 00+
Jun / -
Jul / -
May/Jun 05⅞ / 06⅛ 1 - 1 - 00⅜
Jun/Jul 06⅞ / 07⅛ 1 - 1 --
Benchmarks
Treas 2Y 100-03⅝ / 03⅞ 0.567 / 563 + 00⅝
Treas 3Y 100-27¼ / 27+ 0.955 / 952 - 00+
Treas 5Y 100-16¼ / 16+ 1.893 / 891 - 01¾
Treas 7Y 100-12 / 12+ 2.566 / 563 - 05+
Treas 10Y 103-21¾ / 22¼ 3.183 / 182 - 08¼
Treas 30Y 107-09 / 10 4.313 / 311 - 30+
Roll Analysis-FNCI May/Jun Rte 0.2
Cpn Cpr Drp B/E Drp B/E Rte B/E Cpr
3.00 2.32 10.000 7.350 -0.789 70.588
3.50 3.29 9.000 8.109 -0.122
4.00 8.60 9.875 8.345 -0.341
4.50 16.01 9.375 7.679 -0.386 5.751
5.00 19.77 5.375 7.302 0.863 27.811
5.50 19.94 5.875 7.280 0.677 24.738
TB30 TB15 FN30 FN15 GD30 GD15 GN30 GN15 SW30 SW15 BFLY Favorites
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2011 Bloomberg Finance L.P.
SN 466262 1 06-May-11 12:17:44 EDT GMT-4:00

1
9/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
Source: Bloomberg  5/6/11
Economics of Forward Purchase
Example: 15 yr. 3 ½% drop = 9/32 pt. per month
1

20 Year Fixed Rate 8%
Hybrid ARMs, 31%
30 Year Fixed Rate, 12%
15 Year Fixed Rate, 49%

$0.35
$0.55
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Oct-09 Jan-10
$0.55
Apr-10
$0.60
Jul-10
$0.60
Oct-10
$0.60
Dec-10
Portfolio Composition and Results
Total Agency RMBS: $8.5 million
$0.60
Apr-11
1 As of 3/31/11
CYS Agency RMBS Portfolio
1
CYS Dividends: 10/09 – 4/11

Portfolio Characteristics
Par Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Par
Fair
Value/Par MTR (1) Coupon CPR (2)
15-Year Fixed Rate $4,033,535 $4,123,587 $102.21 $102.23 N/A 3.88% 11.0%
20-Year Fixed Rate 635,489 643,471 102.36 101.26 N/A 4.14% 3.9%
30-Year Fixed Rate 993,473 1,048,091 104.36 105.50 N/A 5.20% 33.2%
Hybrid ARMs 2,609,512 2,674,050 102.24 102.47 62.9 3.37% 14.40%
Total/Weighted Average  $8,272,009 $8,489,199 $102.49 $102.63 62.9
(3)
3.90% 11.4%
(1) “Months to Reset” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM.
(2) CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate.  Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our Hybrid ARM portfolio.
* As of 3/31/11
CYS Portfolio Characteristics*

History of Transparent and
Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

Historical Financials
3/31/2011 12/31/2010
Investment Income – Interest Income $40,980 $25,025
Total expenses 7,522 5,306
Net Investment Income 33,458 19,719
Net gain (loss) from investments 19,820 (66,125)
Net gain (loss) from swap and cap contracts (1,181) 29,138
Net Income (Loss) $52,097 ($17,268)
Net Income (Loss) Per Common Share (diluted) $0.74 ($0.38)
Distributions per Common Share $0.60 $0.60
Core Earnings (1) $21,599 $12,396
NET INCOME $52,097 (17,268)
Net (gain) loss from investments (19,820) $66,125
Net (gain) loss on termination of swap contracts - $13,427
Net unrealized (appreciation) depreciation on swap and cap contracts ($10,678) ($49,888)
Core Earnings $21,599 $12,396
Key Portfolio Statistics*
Average Yield on Agency RMBS (2) 3.27% 3.23%
Average Cost of Funds & Hedge (3) 1.44% 1.49%
Interest Rate Spread Net of Hedge (4) 1.83% 1.74%
Operating Expanse Ratio (5) 2.11% 2.28%
Leverage Ratio (at period end) (6) 8.1:1 8.3:1
3/31/2011 12/31/2010
Cash and Cash Equivalents $6,001 $1,510
Total Assets $8,787,632 $6,389,267
Repurchase Agreements $5,364,030 $3,443,843
Net assets $969,266 $690,339
Net assets per common share $11.74 $11.59
Quarter Ended
As of
(1) Core Earnings is defined as net income (loss) excluding net realized gain (loss) on investments, net unrealized appreciation (depreciation) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS
(5) Operating expense ratio is calculated by dividing operating expenses by average net assets
(6) Leverage ratio was calculated by dividing total liabilities by net assets
* All percentages are annualized.
Income Statement Data (in 000’s)
Non-GAAP Measure (in 000’s)
Non-GAAP Reconciliation (in 000’s)
Balance Sheet Data (in 000’s)

14 Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Investment Company accounting provides transparency

Investment Outlook May, 2011 JMP Securities Research Conference May 9, 2011